Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Simmons First National Corporation (the “Company”), on Form 10-K for the period ending December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David W. Garner, Executive Vice President and Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2024

/s/ David W. Garner
David W. Garner
Executive Vice President and Chief Accounting Officer